Filed Pursuant to Rule 497(e)
1933 Act File No. 333-205411
1940 Act File No. 811-23063

HORIZON FUNDS

Horizon Defensive Multi-Factor Fund

Supplement dated January 28, 2020
to the Summary Prospectuses, Prospectus and
Statement of Additional Information (“SAI”)

On January 25, 2021, the Board of Trustees (the “Board”) of Horizon Funds, on behalf of its series Horizon Defensive Multi-Factor Fund (the “Fund”), approved the following changes to the name, investment objective, investment strategies and benchmark for the Fund, which changes are expected to take effect on or about March 29, 2021.

•	The name of the Fund will be changed to: Horizon U.S. Defensive Equity Fund
•	The investment objective of the Fund will be changed to: capital appreciation
•	The principal investment strategies of the Fund will be revised to eliminate references to the Risk Assist strategy
•	The benchmark of the Fund will be changed to the MSCI USA Minimum Volatility index

Notice is hereby provided to shareholders of the Fund that the foregoing changes are anticipated to take effect on or about March 29, 2021.

Each of these changes will be reflected in a new prospectus, summary prospectus and SAI dated on or about March 29, 2021. A revised summary prospectus, which incorporates the foregoing changes, will be provided to shareholders of the Fund once these changes go into effect. Copies of the preliminary prospectus and SAI have been filed with the Securities and Exchange Commission (“SEC”) which reflect the foregoing changes and which are publicly available on the SEC’s website. For more information about these changes, or to obtain a copy of the preliminary prospectus or SAI, please call (toll free) 1-855-754-7932.

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Please retain this supplement for your reference.